SATUIT CAPITAL MICRO CAP FUND

Ticker Symbol- SATMX

SUMMARY PROSPECTUS

March 2, 2010

Before you invest, you may want to review the Funds' prospectus, which contains more information about the Fund and its risks.  You can find the Fund's prospectus and other information about the Fund online at www.satuitcapital.com.  You can also get this information at no cost by calling 1-866-972-8848. (toll free) or by sending an e-mail request to info@satuitcapital.com.

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)		Annual Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

Maximum Sales Charge (Load) Imposed on Purchases	None	Management fees	1.25%
Maximum Deferred Sales Charge (Load)	None	Distribution (12b-1) and Service fees	0.25%
Sales Charge (Load) Imposed on Reinvested Dividends	None	Other Operating Expenses	0.56%
Redemption Fees(1)	2.00%	Total Annual Fund Operating Expenses	2.24%
Exchange Fees	None	Fee Waiver and Expense Reimbursements (2)	(0.29%)
		Total Annual Fund Operating Expenses After Waivers/Reimbursements	1.95%

(1)

You will be subject to a 2.00% redemption fee if you redeem your shares less than 360 calendar days after you purchase them.

(2)

In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust.  Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.95% until October 31, 2011.  The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (2) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and annual Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$198	$612	$1,052	$2,275

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the Fund's most recent fiscal year, the Fund’s portfolio turnover rate was 142.15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a diversified portfolio of U.S. common stocks of micro cap companies. The Adviser considers a company to be a micro cap company when its market capitalization, at the time of purchase, is $500 million or less. The Adviser will select portfolio securities which the Adviser believes exhibit reasonable valuations and favorable growth prospects.

The Adviser utilizes proprietary quantitative analysis of both value and growth characteristics to rank U.S. micro cap companies. Valuation and growth characteristics are equally weighted for purposes of ranking potential investment securities. Valuation analysis is used to determine the inherent value of the company and requires the analysis of financial information such as a company's price to book, price to sales, return on equity, and return on assets ratios. Growth analysis is used to determine a company's potential for long-term dividends and earnings growth as determined by market-oriented factors such as market share, the launch of new products or services, the strength of its management and market demand. From these analyses, the Adviser ranks the companies that exhibit stable and growing valuation ratios and the most favorable dividends and earnings prospects and lists them on what it refers to as the Focus List. The Adviser selects portfolio securities for investment by the Fund by subjecting the common stocks on the Focus List to a qualitative analysis of each company's valuation and growth characteristics in order to determine whether these characteristics are sustainable over the long term. Such analysis includes a more detailed review of each company's competitive position in its particular market sector, its business prospects and financial statements. The Adviser also regularly conducts interviews with company management and Wall Street analysts who provide research about a company's common stock in the stock market.

Portfolio securities may be sold as a result of adverse changes in the stock markets generally, or to a specific issuer, that results in poor relative performance. Portfolio securities may also be sold if the Adviser determines that the valuation and growth characteristics that formed the basis for purchasing a stock no longer meet the criteria for portfolio securities of the Fund.

Temporary Defensive Strategy ― At times, the Fund may employ temporary defensive strategies in response to unfavorable economic, market, political or other conditions. At such times, the Fund may increase its cash reserves without limit by holding high quality, short-term debt securities and money market instruments and by entering into repurchase agreements. These investments are inconsistent with the Fund's primary investment strategies. As a result, during these periods, the Fund may not achieve its objective.

PRINCIPAL RISKS

Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the Fund are listed below and could adversely affect the net asset value (the "NAV"), total return and value of the Fund and your investment.

Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value and you could lose money on your investment.

Stock Selection Risks:  The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund's investment objective.

Risks of Investment In Micro Cap Companies:  The Fund invests principally in micro cap companies (generally a market capitalization of $500 million or less).  Accordingly, the Fund may be subject to the additional risks associated with investment in companies with micro capital structures.   These companies may (i) have relatively small revenues, (ii) have limited product lines or services, (iii)  lack depth of management, (iv) lack the ability to obtain funds necessary for growth, and (v) feature  products or services for which a market does not yet exist and/or may never be established.  The increased risk involved with investing in micro cap companies may cause the market prices of their securities to be more volatile than those of larger, more established companies.  Further, these securities tend to trade at a lower volume than do those of larger, more established companies, which generally results in less liquidity.  If the Fund is heavily invested in these securities, the NAV of the Fund will be more susceptible to sudden and significant losses if the value of these securities decline.

You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments. The Fund does not constitute a balanced or complete investment program and the NAV of its shares will fluctuate based on the value of the securities held by the Fund.

Who should buy this Fund

The Fund is most appropriate for investors who understand the risks of investing in domestic smaller capitalization stock markets and who are willing to accept significant amounts of volatility and risk.

PAST PERFORMANCE

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance).  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund's website at www.satuitcapital.com or by calling the Fund, toll free, at 1-866-972-8848.

For periods ending December 31:

70%			62.93%
60%									50.03%
50%
40%	38.16%
30%				19.75%
20%		14.00%			14.20%	13.45%
10%							5.65%
0%
-10%
-20%
-30%
-40%								-37.90%
-50%
	2001	2002	2003	2004	2005	2006	2007	2008	2009

During the years shown in the bar chart, the highest return for a calendar quarter was 30% (quarter ended June 2003 and the lowest return for a calendar quarter was (20.84%) (quarter ending December 2008).

Average Annual Total Returns (for periods ending on December 31, 2009)
	1 Year	3 Year	5 Year	Since Inception

Return Before Taxes (1)	50.03%	(0.05)%	4.97%	12.77%
After-Tax Return on Distributions	50.03%	(0.91)%	4.38%	12.32%
Return After-Tax Return on Distributions and Sale of Fund Shares	32.52%	(0.49)%	3.98%	10.97%
Russell 2000 Index (3) (reflects no deduction for fees, expenses or taxes)	27.17%	(6.07)%	0.51%	4.17%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)

Effective July 25, 2008, the front-end sales charge of the Fund’s Class A shares, which commenced operations on December 12, 2000, was removed, making this class No-Load.  In addition, on July 25, 2008, the Fund’s Class C shares, which commenced operations on April 21, 2004, were converted to No-Load shares.

(2)

The Russell 2000 Index (the "Russell Index") is a market capitalization index that measures the performance of 2000 small-cap stocks in various industries. The Russell Index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

MANAGEMENT

Investment Adviser

Satuit Capital Management, LLC ("SCM" or the "Adviser")

Portfolio Manager

Mr. Robert J. Sullivan, President, has served as the Fund's primary portfolio manager since December 2000.  Mr. Sullivan is assisted by an investment committee whose members are Mr. Robert Johnson, Senior Equity Analyst; Mr. Jeffrey MacCune, Director of Equity Trading and Operations and Mr. Edward Moore CFA, Senior Equity Analyst.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. The minimum initial investment in shares of the Fund is $1,000. Additional investments must be in amounts of $250 or more. The minimum initial investment in retirement accounts (such as an IRA) is $1,000. Additional investments in retirement accounts must be in amounts of $250 or more.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

____________________________________________________________________________________________________